                                                                 Exhibit 10.28.5

                     HAZARDOUS MATERIALS INDEMNITY AGREEMENT

      THIS INDEMNITY AGREEMENT (the "Agreement") is entered into as of the 28th day of December, 1998, by the undersigned (hereinafter referred to collectively as the "Indemnitors"), in favor of Genzyme Corporation (the "Mortgagee") with its main office at One Kendall Square, Cambridge, Massachusetts 02139.

      Reference is made to the following facts:

      A. The Indemnitors have entered into an Amended and Restated Reimbursement Agreement dated as of the date hereof (as amended from time to time, the "Reimbursement Agreement") pursuant to which the Mortgagee agreed, subject to the terms and conditions set forth therein, to certain financial accommodations to Genzyme Transgenics Corporation (the "Accommodations").

      B. As a condition to making the Accommodations, Mortgagee requires that Indemnitors agree to indemnify and hold harmless Mortgagee from any Environmental Claim, any Requirements of Environmental Law, and any violation of any Environmental Permit, and all Costs (as the foregoing terms are defined in Exhibit A hereto), in each case, relating to the Premises (as hereinafter defined). Mortgagee would not make the Accommodations without this Agreement and Indemnitors acknowledge and understand that this Agreement is a material inducement for Mortgagee's agreement to make the Accommodations.

      C. One of the Indemnitors is the owner of each of the parcels described as "Owned Properties" on the attached Exhibit B and is the tenant under certain leases (the "Leases") listed on Exhibit B, which leases relate to occupancy of certain real property described as "Leased Properties" on Exhibit B. The Owned Properties and the Leased Properties are individually and collectively referred to as the "Premises". The other Indemnitors are affiliates of such owners and tenants.

      NOW, THEREFORE, in consideration of the Mortgagee's agreement to make the Accommodations and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby covenant and agree as follows:

      1. Hazardous Materials; Compliance with Requirements of Environmental Law.

            a. The Indemnitors represent and warrant that they have never generated, stored (other than the lawful storage of heating oil in amounts required for the heating of buildings located on the Premises, or other than the handling of Hazardous Materials in the Indemnitors' ordinary course of business in compliance with the Requirements of Environmental Law), or disposed of any Hazardous Materials on the Premises or any other property owned, occupied or operated by the Indemnitors or any person for whose conduct the Indemnitors are responsible, that, except as previously disclosed in writing to the Mortgagee, the Indemnitors are not aware of the generation, storage, disposal or release of Hazardous Materials on the Premises by anyone else, and that the Indemnitors are not aware of the generation, storage, disposal or release of Hazardous Materials upon or into the real property adjoining or in the vicinity of the Premises which through soil or ground water migration could have come to be located at the Premises. The Indemnitors further represent and warrant that, except as previously disclosed in writing to the Mortgagee, there are no existing or closed underground storage tanks on the Premises. The Indemnitors agree not to release or dispose of any Hazardous Materials at the Premises, nor to permit same, at any time.

            b. The Indemnitors represent and warrant that the Premises complies and that the Premises and the Indemnitors shall comply with all Requirements of Environmental Law. The Indemnitors covenant to immediately notify the Mortgagee of the presence, release or threat of release of any Hazardous Materials at or from the Premises or any other property owned, occupied or operated by the Indemnitors or any person for whose conduct the Indemnitors are responsible or of any notice or claim received by it of any violation of any Requirements of Environmental Law.

            c. The Mortgagee may (but shall not be obligated to), from time to time, for reasonable cause, and at the Indemnitors' expense, conduct such investigations as the Mortgagee deems reasonable to determine whether Hazardous Materials exist on any part of the Premises and to determine the source, quantity and type of such Hazardous Materials, if any, and the Indemnitors shall cooperate with the Mortgagee in conducting such investigations. Such investigations may include without limitation a detailed visual inspection of the Premises, including all storage areas, storage tanks, drains and dry wells, as well as the taking of soil samples, surface water samples, and ground water samples and such other investigations or analyses as are necessary or appropriate in the Mortgagee's sole discretion for a complete assessment of the compliance of the Premises and the use and operation thereof with all Requirements of Environmental Law. The Mortgagee and its officers, employees, agents and contractors shall have and are hereby granted the right to enter upon the Premises for the foregoing purposes, provided that the Mortgagee shall use reasonable efforts to minimize the disruption to the operation of the Indemnitors' business on the Premises.

            d. Without limiting the generality of this Section, the Indemnitors, and the Premises and all alterations thereof, shall comply with all local, state and federal laws and regulations now or hereafter in effect and applicable relating to the presence, abatement, removal, disposal, transportation or treatment of materials containing asbestos.

            e. Without limiting the generality of this Section, if any portion of the Premises is to be used for residential purposes, the Premises and all alterations thereof shall comply with all local, state and federal laws and regulations now or hereafter in effect and applicable relating to the presence, abatement, removal, disposal, transportation or treatment of materials containing lead paint.

      2. Indemnification.

            a. Indemnitors shall protect, defend, indemnify, and hold harmless Mortgagee, its officers, directors, shareholders, agents, employees, parents, subsidiaries and affiliates and their respective heirs, legal representatives, successors and assigns (Mortgagee and all such other persons and entities being referred to herein individually as an "Indemnitee" and collectively as "Indemnitees") from and against all Costs which at any time may be imposed upon the Premises, the Indemnitees, or any of them, arising out of or in connection with (i) Requirements of Environmental Law; (ii) Environmental Claims; (iii) the failure of Indemnitors, or any other party directly or indirectly connected with the Premises, or affiliated with Indemnitors having any control over or responsibility for the use and operation of the Premises, to obtain, maintain, or comply with any Environmental Permit; and/or (iv) the presence, existence or threat of release of Hazardous Materials (as defined in Exhibit A hereto) at, on, about, under, within or in connection with the Premises.

            b. In the event that any Remedial Work (as defined in Exhibit A hereto) is necessary under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or non-governmental entity or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release or threat of release of Hazardous Materials in or into the air, soil, ground water, surface water or soil vapor at, on, about, under, within, near, from or in connection with the Premises (or any portion thereof), Indemnitors shall promptly commence, or cause to be commenced, and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by licensed contractors qualified to perform such work under applicable federal, state and local law. All Costs related to such Remedial Work shall be paid by Indemnitors including, without limitation, reasonable Costs incurred by any Indemnitee in connection with the monitoring or review of such Remedial Work by the Indemnitee or a third party engaged by Indemnitee. In the event Indemnitors shall fail to promptly commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Mortgagee may, but shall not be required to, cause such Remedial Work to be performed and all Costs shall become an Environmental Claim hereunder.

            c. This Agreement, and all rights and obligations hereunder shall survive (i) repayment of the Accommodations; (ii) satisfaction, assignment or reconveyance of the Mortgages by which the Premises secure the Indemnitor's obligations under the Reimbursement Agreement (collectively, the "Mortgages"), and release of other security provided in connection with the Accommodations;
(iii) foreclosure of the Mortgages and other security instruments in connection with the Accommodations; (iv) acquisition of the Premises by Mortgagee by deed-in-lieu of foreclosure or otherwise; (v) sale, assignment or transfer of all or any portion of Mortgagee's rights in the Accommodations and the Premises and (vi) termination of any of the Leases.

            d. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which any Indemnitee may have against Indemnitors or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. ss. 9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

      3. Notice of Actions.

            a. Indemnitors shall give immediate written notice to Mortgagee of:
(i) its use, manufacture, production, handling or storage of any type of Hazardous Material at the Premises, not previously disclosed to Mortgagee, or any substantial increase in the quantity or magnitude of the use, manufacturing, production, handling or storage of any type of Hazardous Material at the Premises above levels previously disclosed to Mortgagee; (ii) any proceeding, inquiry, notice, or other communication to it or of which it has knowledge, or with the exercise of due diligence, should have had knowledge by or from any governmental or non-governmental entity regarding the presence or suspected presence of any Hazardous Material at, on, about, under, within or in connection with the Premises or any migration thereof from or to the Premises; (iii) any actual or alleged violation of any Requirements of Environmental Law; (iv) all Environmental Claims; (v) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be subject to any restrictions on ownership, occupancy, transferability, or use, or subject the owner or any person having any interest in the Premises to any liability, penalty, or disability under any Requirements of Environmental Law; and (vi) the receipt of any notice or discovery of any information regarding any actual, alleged, or potential spillage, seepage, release, discharge, disposal or any other presence or existence of any Hazardous Material at, on, about, under, within, near or in connection with the Premises.

            b. Immediately upon receipt of the same, Indemnitors shall deliver to Mortgagee copies of any and all Environmental Claims, and any and all orders, notices, permits, applications, reports, and other communications, documents, and instruments pertaining to the actual, alleged, or potential presence or existence of any Hazardous Material at, on, about, under, within, near or in connection with the Premises.

      4. Procedures Relating to Indemnification.

            a. In any circumstance in which this Agreement applies, Mortgagee may, but shall not be obligated to, employ its own legal counsel and consultants to investigate, prosecute, negotiate, or defend any such Environmental Claim and in the event liability is asserted directly against Mortgagee, Mortgagee shall have the right to compromise or settle such claim of liability against Mortgagee without the consent of Indemnitors. Indemnitors shall reimburse Mortgagee, within fifteen (15) days of demand, for all Costs incurred by Mortgagee, including the amount of all Costs of settlements entered into by Mortgagee.

            b. Indemnitors shall not, without the prior written consent of Mortgagee (i) settle or compromise any action, suit, proceeding, or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Mortgagee of (x) a full and complete written release of Mortgagee (in form, scope and substance satisfactory to Mortgagee in its reasonable discretion) from all liability in respect of such action, suit or proceeding and (y) a dismissal with prejudice of such suit, action or proceeding; or (ii) settle or compromise any action, suit, proceeding, or claim in any manner that may adversely affect Mortgagee as determined by Mortgagee in its reasonable discretion.

      5. Binding Effect. This Agreement shall be binding upon the Indemnitors, their successors and permitted assigns and shall inure to the benefit of the Indemnitee and its successors and assigns, including as to Mortgagee, without limitation, any affiliate of Mortgagee which acquires all or part of the Premises by any sale, assignment, deed in lieu of foreclosure, foreclosure under the Mortgages, or otherwise. The obligations of Indemnitors under this Agreement shall not be assigned without the prior written consent of Mortgagee, which consent may be given or withheld in the sole discretion of Mortgagee.

      6. Liability of Indemnitors. The liability of each party comprising the Indemnitors shall be joint and several. The liability of Indemnitors under this Agreement shall in no way be limited or impaired by the provisions of the Mortgages or any of the other Accommodations Documents, or any amendment, modification, extension or renewal thereof. No delay on the Mortgagee's part in acting under this Indemnity shall operate as a waiver of any of the Mortgagee's rights hereunder. No waiver hereunder by the Mortgagee in any instance shall constitute a waiver in any other instance.

      7. Waiver. Indemnitors waive any right or claim of right to cause a marshalling of the assets of Indemnitors or to cause Mortgagee to proceed against any of the security for the Accommodations before proceeding under this Agreement against Indemnitors; Indemnitors agree that any payments required to be made hereunder shall become due on demand; to the extent permitted by applicable law, Indemnitors expressly agree that the liability of the Indemnitors hereunder shall in no way be affected by: (a) the release or discharge of any Indemnitor in any creditors', receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of any Indemnitor or the estate of the Indemnitor in bankruptcy, or of any remedy for the enforcement of any Indemnitor's liability under the Accommodations Documents, resulting from the operation of any present or future provision of the Bankruptcy Code, 11 U.S.C. ss. 101 et seq. or other similar statute or from the decision in any court; (c) the rejection or disaffirmance of the Accommodations Documents in any such proceedings; (d) the assignment or transfer of the Accommodations Documents by the Indemnitors; (e) any disability or other defense of any Indemnitor; or (f) the cessation from any cause whatsoever for the liability of any Indemnitor. Without limiting the generality of the foregoing, the Indemnitors hereby waive all suretyship defenses or defenses in the nature thereof.

      8. Notices. All notices, consents, approvals, elections and other communications (collectively "Notices") hereunder shall be in writing (whether or not the other provisions of this Agreement expressly so provide) and shall be deemed to have been duly given if delivered in accordance with the terms of the Reimbursement Agreement.

      9. Attorneys' Fees. In the event that any Indemnitee brings or otherwise becomes a party to any suit or other proceeding (including, without limitation, any administrative proceedings, but excluding any suit brought by any Indemnitee which is ruled to be frivolous or brought in bad faith) with respect to the subject matter or enforcement of this Agreement, such Indemnitee shall, in addition to such other relief as may be awarded, be entitled to recover from Indemnitors attorneys' fees, expenses and costs of investigation as are actually incurred (including, without limitation, reasonable attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 U.S.C.ss.101 et seq., or any successor statutes).

      10. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts ("State"). Indemnitors hereby irrevocably submit to the non-exclusive jurisdiction of any State or federal court sitting in Boston, Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement, and Indemnitors hereby agree and consent that, in addition to any other methods of service of process in any such suit, action or proceeding in any State or federal court sitting in Boston, Massachusetts, service of process may be made by certified or registered mail, return receipt requested, directed to Indemnitors at the address indicated in Section 7 hereof, and service so made shall be complete one
(1) day after the same shall have been so mailed.

      11. Successive Actions. A separate right of action hereunder shall arise each time Mortgagee acquires knowledge of any matter indemnified by Indemnitors under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

      12. Partial Invalidity. If any provision of this Agreement shall be determined to be unenforceable in any circumstances by a court of competent jurisdiction, then the balance of this Agreement shall be enforceable nonetheless, and the subject provision shall be enforceable in all other circumstances.

      13. Interest on Unpaid Amounts. All amounts required to be paid or reimbursed to any Indemnitee hereunder shall bear interest from the date of expenditure by such Indemnitee or the date of written demand to Indemnitors hereunder, whichever is later, until paid to Indemnitee(s). The interest rate shall be the lesser of (a) eighteen percent (18%) per annum or (b) the maximum rate then permitted for the parties to contract for under applicable law.

      14. Authority. Each individual signing this Indemnity Agreement on behalf of the Indemnitors or any other indemnitor which is not a natural person warrants and represents to the Mortgagee that he or she is authorized to do so by all requisite action of the Indemnitors or such other entity.

      15. Exhibits. All exhibits attached hereto are incorporated by reference.

      IN WITNESS WHEREOF, Indemnitors have executed this Agreement as of the date first set forth above.

                                  GENZYME TRANSGENICS CORPORATION


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  GTC CANCER VACCINES, INC.


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  TSI CORPORATION


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  GENZYME TRANSGENICS SECURITIES CORPORATION


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  PRIMEDICA CORPORATION (formerly TSI
                                  Holdings, Inc.)


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  PRIMEDICA CAMBRIDGE, INC. (formerly
                                  BioDevelopment Laboratories, Inc.)


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer

                                  PRIMEDICA ROCKVILLE, INC. (formerly TSI
                                  Washington Laboratories, Inc.)


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  PRIMEDICA REDFIELD, INC. (formerly TSI
                                  Redfield Laboratories, Inc.)


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  PRIMEDICA WORCESTER, INC., (formerly TSI Mason Laboratories, Inc.)


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  PRIMEDICA ARGUS RESEARCH LABORATORIES, INC.
                                  (formerly Argus Research Laboratories, Inc.)


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer


                                  TRANSGENICS INVESTMENTS, INC.


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer

                                  HEALTH SCIENCES RESEARCH INCORPORATED


                                  By: /s/ John B. Green
                                     -------------------------------------------
                                     John B. Green
                                     Vice President and Chief Financial Officer

Exhibits:   A - Definitions
            B - Premises Description:     Owned Properties
                          Leased Properties
                          Leases

                          COMMONWEALTH OF MASSACHUSETTS
County of Suffolk, ss:                                         December __, 1998

      Then personally appeared the above named John B. Green, as Vice President of each of the corporations set out above, and acknowledged the foregoing instrument to be his free act and deed as Vice President of said corporations, before me,


                              ------------------------------------
                              Notary Public
                              My commission expires:

                                    EXHIBIT A

                                   DEFINITIONS

      Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

      (a) "Costs" shall mean all liabilities, losses, costs, damages, (including consequential damages), expenses, claims, attorneys' fees, experts' fees, consultants' fees and disbursements of any kind or of any nature whatsoever. For the purposes of this definition, such losses, costs and damages shall include, without limitation, remedial, removal, response, abatement, restoration, cleanup, legal, investigative and monitoring costs and related costs, expenses, losses, damages, penalties, fines, obligations, defenses, judgments, suits, proceedings and disbursements. Costs shall also include, without limitation, (i) the costs of removal, transportation and disposal of any and all Hazardous Materials from all or any portion of the Premises, (ii) costs required to take necessary precautions to protect against the release of Hazardous Materials at, on, in, about, under, within, near or in connection with the Premises in or into the air, soil, surface water, ground water, or soil vapor, any public domain, or any surrounding areas, and (iii) costs incurred to comply, in connection with all or any portion of the Premises, with all applicable laws with respect to Hazardous Materials, including any such laws applicable to the work referred to in this sentence.

      (b) "Environmental Claim" shall include, but not be limited to, any claim, demand, action, cause of action, suit, loss, cost, damage, fine, penalty, expense, liability, judgment, proceeding, or injury, whether threatened, sought, brought, or imposed, that seeks to impose costs or liabilities for the following, occurring at, on, about under, within, near, from, or in connection with the Premises: (i) noise; (ii) pollution or contamination of the air, surface water, ground water, or soil; (iii) solid, gaseous, or liquid waste generation, handling, treatment, storage, disposal, or transportation; (iv) exposure to Hazardous Materials; (v) the manufacture, processing, distribution in commerce, use, or storage of Hazardous Materials; (vi) injury to or death of any person or persons arising out of the discharge, release, storage, handling, presence, or transport of Hazardous Materials; (viii) any and all penalties arising out of the discharge, release, storage, handling, presence, or transport of Hazardous Materials, (ix) any assertion of breach or violation of any Requirements of Environmental Law, or any event, occurrence, or condition relating to the Premises as a consequence of which (A) Indemnitors, Mortgagee, or any owner, occupant, or person having any interest in the Premises shall be liable, or (B) the Premises shall be subject to any restriction on use, ownership, transferability, or (iii) any Remedial Work shall be required.

      (c) "Environmental Permit" means any permit, license, approval, or other authorization with respect to any activities, operations, or businesses conducted on or in relation to the Premises under any applicable law, regulation, or other requirement of the United States or any state, municipality, or other subdivision or jurisdiction related to pollution or protection of health or the environment, or any private agreement (such as covenants, conditions and restrictions), including laws, regulations or other requirements relating to emissions, discharges, or releases or threatened releases of Hazardous Materials into ambient air, surface water, ground water, or soil, or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transportation, or handling of Hazardous Materials at, on, about, under, within, near, or from the Premises.

      (d) "Hazardous Materials" shall include the following:

            (i) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C.ss. 9601 et seq.) ("CERCLA"), as amended by Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499 100 Stat. 1613) ("SARA"), the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss. 6901 et seq.) ("RCRA"), the Toxic Substance Control Act of 1976 ("TSCA"), and the Hazardous Materials Transportation Act, 49 U.S.C.ss.1801 et seq., and in the regulations promulgated pursuant to said laws, all as amended;

            (ii) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

            (iii) Any material, waste or substance which is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.ss. 1251 et seq. (33 U.S.C.ss. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C.ss. 1317); (E) flammable explosives; or (F) radioactive materials;

            (iv) Asbestos;

            (v) Lead paint; and

            (vi) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

      (e) "Remedial Work" shall mean any investigation, site monitoring, containment, clean-up, removal, transportation, disposal, restoration, reporting, or sampling with respect to Hazardous Materials or soil, water, tanks, drums or other materials which contain or contained Hazardous Materials.

      (f) "Requirements of Environmental Law" means all requirements of environmental or ecological laws or regulations or controls which are applicable to the Premises or the activities conducted thereon, including all requirements imposed by any law, rule, order, or regulations of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, board, or authority, or any private agreement (such as covenants, conditions and restrictions), which relate to (i) noise; (ii) pollution or protection of the air, surface water, ground water, or soil; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; (iv) exposure to Hazardous Materials; or (v) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                    EXHIBIT B

                              PREMISES DESCRIPTION

Owned Properties:

1.

Leased Properties and Leases: